UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2008

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03                                          Material Modification to Rights of Security Holders.

On March 19, 2008, Alexandria Real Estate Equities, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”), in connection with the offer and sale by the Company of 8,800,000 shares of the Company’s 7.00% Series D Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), and the granting of an over-allotment option for up to an additional 1,200,000 shares of Series D Preferred Stock to the Underwriters.  The Underwriting Agreement is attached as Exhibit 1.1 to the Company’s Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on March 20, 2008 (Commission File No. 1-12993).

As described in Item 5.03 below, on March 25, 2008, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary (the “Articles Supplementary”) establishing the rights and preferences of the Series D Preferred Stock.  Delivery of the shares of Series D Preferred Stock will be made on or about March 26, 2008, pursuant to the terms of the Underwriting Agreement.  A copy of the Articles Supplementary, which became effective on March 25, 2008, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 3.03. A specimen certificate for the Series D Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 3.03.

As set forth in the Articles Supplementary, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company, the Series D Preferred Stock will rank senior to the Company’s common stock and any other class or series of stock ranking junior to Series D Preferred Stock as to dividends and upon liquidation and on parity with the Company’s 8.375% series C cumulative redeemable preferred stock. The terms and provisions of the Series D Preferred Stock, as set forth in the Articles Supplementary, are incorporated by reference to this Item 3.03.

Item 5.03                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 3.03 above, on March 25, 2008, the Company filed with the State Department of Assessments and Taxation of the State of Maryland the Articles Supplementary establishing the rights and preferences of the Series D Preferred Stock. A copy of the Articles Supplementary, which became effective on March 25, 2008, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 5.03.

Item 9.01                                          Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles Supplementary

4.1	Specimen Certificate for Series D Preferred Stock of Alexandria Real Estate Equities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: March 25, 2008	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer